                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement ("Agreement") is made as of the ___ day of ______________,199_, by and between IRI International Corporation, a Delaware corporation (the "Company"), and _________________, a director and/or officer of the Company (the "Indemnitee").

         In consideration of the mutual agreements herein set forth, the Company and the Indemnitee agree as follows:

         1.  Certain Definitions.

         (a)  "Board" means the Board of Directors of the Company.

         (b) "Change in Control" means the occurrence of any of the following events:

              (i) The Company is merged, consolidated or reorganized into or with another corporation or other entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or entity immediately after such transaction are held in the aggregate by the holders of Voting Stock immediately prior to such transaction;

              (ii) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other entity and, as a result of such sale or transfer, less than a majority of the combined voting power of the then-outstanding securities of such other corporation or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

              (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report or item therein), each as promulgated pursuant to the Exchange Act, disclosing that any Person, other than an Existing Shareholder, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the combined voting power of the Voting Stock; or

              (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (iv) each Director of the Company who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least majority of the Directors of the Company (or a committee of the Board) then still in office who were Directors of the

         Company at the beginning of any such period shall be deemed to have been a Director of the Company at the beginning of such period;

notwithstanding the provisions of clauses (iii) or (iv) above, unless otherwise determined in a specific case by majority vote of the Board, a Change in Control shall not be deemed to have occurred for purposes of such clauses (iii) or (iv) solely because the Company, any Subsidiary or any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 15% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

         (c)  "DGCL" means the General Corporation Law of the State of Delaware.

         (d) "Disinterested Director" means a Director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

         (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (f) "Existing Shareholder" shall mean any Person who is the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the combined voting power of the Voting Stock as of the date hereof.

         (g)  "Expense Request" shall have the meaning ascribed thereto in
Section 4(e) hereof.

         (h) "Indemnification Statement" means a sworn statement of request for indemnification substantially in the form of Exhibit 1 attached hereto and made a part hereof.

         (i) "Independent Counsel" means a law firm or a member of a law firm that neither at the time in question, nor in the five years immediately preceding such time has been, retained to represent (i) the Company or the Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification under this Agreement. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of ___________, would be precluded from representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement.

         (j) "Person" means any "person" as used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).



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         (k)  "Proceeding" means any pending, threatened or completed investigation, claim, action, suit or proceeding, whether civil, administrative, investigative or criminal, and any appeals therefrom.

         (l) "Subsidiary" means any entity in which the Company, directly or indirectly, beneficially owns 50% or more of the voting securities.

         (m) "Supporting Documentation" shall have the meaning ascribed thereto in Section 4(a) hereof.

         (n) "Undertaking" means a sworn statement of request for advancement of expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof.

         (o) "Voting Stock" means stock of the Company of any class or series entitled to vote generally in the election of Directors.

         2. Initial Indemnity. (a) The Company shall indemnify the Indemnitee when he or she was or is involved in any manner (including without limitation as a party or as a deponent or witness) or is threatened to be made so involved in any Proceeding (other than a Proceeding by or in the name of the Company), by reason of the fact that he or she is or was or had agreed to become a director or officer of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity, or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, actually incurred by the Indemnitee in connection with the defense or settlement thereof or appeal therefrom if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or Proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent shall not, of itself, adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

         (b) The Company shall indemnify the Indemnitee when he or she was or is involved in any manner (including without limitation as a party or as a witness) or is threatened to be made so involved in any Proceeding by or in the name of the Company to procure a judgment in its favor by reason of the fact that he or she is or was or had agreed to become a director or officer of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity against any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, actually incurred by the Indemnitee in connection with the defense or settlement thereof or any appeal therefrom if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the


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
extent that the Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         (c) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of a Proceeding without prejudice, in defense of any Proceeding referred to in Sections 2(a) or 2(b) hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, actually incurred by him in connection therewith.

         (d) Any indemnification under Sections 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination in accordance with Section 4 hereof or any applicable provision of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), By-Laws of the Company (the "Bylaws"), other agreement, resolution or otherwise.

         (e) Any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, incurred by the Indemnitee in his or her capacity as a director or officer of the Company in defending a Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding in the manner prescribed by Section 4(e) hereof.

         (f) Notwithstanding anything in this Agreement to the contrary, the Indemnitee shall not be entitled to indemnification pursuant hereto in connection with any Proceeding initiated by the Indemnitee against the Company or any director or officer of the Company (except for any Proceeding initiated by the Indemnitee pursuant to Section 6 hereof) unless the Company has joined in or consented to the initiation of such Proceeding.

         (g) The provisions of this Section 2 shall not affect the rights or obligations of the parties under Section 3 hereof.

         3. Additional Indemnification. (a) Pursuant to Section 145(f) of the DGCL, without limiting any right which the Indemnitee may have pursuant to
Section 2 hereof, the Certificate of Incorporation, the By-Laws, the DGCL, any policy of insurance or otherwise, but subject to the limitations set forth in
Section 2(f) hereof and to any maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by this Section 3(a), the Company shall indemnify the Indemnitee against any amount which he or she is or becomes legally obligated to pay relating to or arising out of any claim made against the Indemnitee because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which he or she commits, suffers, permits or acquiesces in while acting in his or her capacity as a director and/or officer of the Company, or, at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity. The payments which the Company is obligated to make pursuant to this Section 3 shall include without limitation



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
damages, judgments, settlements and charges, costs, expenses, expenses of investigation and expenses of defense of Proceedings, and expenses of appeal, attachment or similar bonds; provided, however, that the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against the Indemnitee:

              (i) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results in a final, nonappealable order; or

              (ii) to the extent based upon or attributable to the Indemnitee gaining in fact a personal profit to which he or she was not legally entitled, including without limitation profits made from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Exchange Act and profits arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Exchange Act, including Rule l0b-5 promulgated thereunder. The determination of whether the Indemnitee shall be entitled to indemnification under this Section 3(a) may be, but shall not be required to be, made in accordance with Section 4 hereof. If that determination is so made, it shall be binding upon the Company and the Indemnitee for all purposes.

         (b) Expenses, including without limitation attorneys' and others' fees and expenses, incurred by Indemnitee in connection with any claim for which the Indemnitee may be entitled to indemnification pursuant to Section 3(a) hereof shall be paid by the Company in advance of the final disposition thereof as authorized in accordance with Section 4(e) hereof.

         4. Certain Procedures Relating to Indemnification and Advancement of Expenses. (a) Except as otherwise permitted or required by the DGCL, for purposes of pursuing his or her rights to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, the Indemnitee, may, but shall not be required to, submit an Indemnification Statement to the Company, to the attention of the Secretary, stating that he or she is entitled to indemnification hereunder, together with such documents supporting the request as are reasonably available to the Indemnitee and are reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification hereunder (the "Supporting Documentation"). The Company shall promptly upon receipt of any Indemnification Statement advise the Board in writing that the Indemnitee has requested indemnification.

         (b) The Indemnitee's entitlement to indemnification under Sections 2(a), 2(b) or 3(a), as the case may be, shall be determined not less than 30 calendar days after receipt by the Company of an Indemnification Statement and Supporting Documentation and shall be made in one of the following ways: (i) by a majority vote of the Disinterested Directors, if they constitute a quorum of the Board, or, in the case of an Indemnitee that is not a present or former officer of the Company, by any committee of the Board or committee of officers or agents of the Company designated for such purpose by a majority of the Board;
(ii) by a written opinion of Independent Counsel if (A) a Change of Control has occurred and the Indemnitee so requests or (B) in the case of an Indemnitee that is a present or former officer of the Company, a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs; (iii) by the stockholders of the Company (but only if a majority of the Disinterested Directors, if they constitute a quorum of the Board, presents the issue of entitlement to indemnification to the stockholders of the Company for their determination); or (iv) as deemed to have been determined in accordance with Section 4(c) hereof. In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to clause (ii) above, a majority of the Disinterested Directors shall select the Independent Counsel, but only an Independent Counsel to which the Indemnitee does not reasonably object; provided, however, that if a Change of Control has occurred, the Indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board does not reasonably object.

         (c) Submission of an Indemnification Statement and Supporting Documentation to the Company pursuant to Section 4(b) hereof shall create a presumption that the Indemnitee is entitled to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, and thereafter the Company shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the Person empowered under Section 4(b) hereof to determine the Indemnitee's entitlement to indemnification has not been appointed or has not made a determination within 30 calendar days after receipt by the Company of such Indemnification Statement and Supporting Documentation, the Indemnitee shall be deemed to be entitled to indemnification unless within such 30-calendar day period the Person empowered under Section 4(b) hereof to determine entitlement to indemnification has made a determination, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), that the Indemnitee is not entitled to such indemnification and the Indemnitee shall have received notice within such period in writing of such determination, which notice shall (i) disclose with particularity the evidence in support of such determination and (ii) be sworn to by all Persons who participated in the determination and voted to deny indemnification. The provisions of this Section 4(c) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement and any determination that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to review as provided in Section 6 hereof.

         (d) If a determination is made or deemed to have been made pursuant to this Section 4 that the Indemnitee is entitled to indemnification, the Company shall pay to the Indemnitee the amounts to which the Indemnitee is entitled within two business days after such determination of entitlement to indemnification has been made or deemed to have been made.

         (e) For purposes of determining whether to authorize advancement of expenses pursuant to Section 2(e) hereof, the Indemnitee shall submit an Undertaking to the Company, stating that (i) he or she has incurred or will incur actual expenses in defending a Proceeding and (ii) if and to the extent required by law at the time of such advance, he or she undertakes to repay such amounts advanced as to which it may ultimately be determined that the Indemnitee is not entitled. For purposes of requesting advancement of expenses pursuant to
Section 3(b) hereof, the Indemnitee may, but shall not be required to, submit an Undertaking or such other form of request as he or she determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the



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
Company shall within 30 calendar days make payment of the expenses stated in the Undertaking or Expense Request. No security shall be required in connection with any Undertaking or Expense Request and any Undertaking or Expense Request shall be accepted without reference to the Indemnitee's ability to make repayment.

         5. Subrogation; Duplication of Payments. (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy, the Certificate of Incorporation, the By-Laws or otherwise) of the amounts otherwise payable hereunder.

         6. Enforcement. (a) If a claim for indemnification or advancement of expenses made to the Company pursuant to Section 4 hereof is not timely paid in full by the Company as required by Section 4 hereof, the Indemnitee shall be entitled to seek judicial enforcement of the Company's obligations to make such payment. In the event that a determination is made pursuant to Section 4(c) hereof that the Indemnitee is not entitled to indemnification hereunder, (i) the Indemnitee may at any time thereafter seek an adjudication of his or her entitlement to such indemnification or advancement either, at the Indemnitee's sole option, in (A) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (B) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association;
(ii) any such judicial proceeding or arbitration shall be de novo and the Indemnitee shall not be prejudiced by reason of such adverse determination; and
(iii) in any such judicial proceeding or arbitration the Company shall have the burden of proving that the Indemnitee is not entitled to indemnification under this Agreement.

         (b) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to the provisions of Section 6(a) that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

         (c) In any action brought under Section 6(a) hereof, it shall be a defense to a claim for indemnification pursuant to Sections 2(a) or 2(b) hereof (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the DGCL for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including any Person empowered under Section 4(b) hereof to determine the Indemnitee's entitlement to indemnification) to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the



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
DGCL, nor an actual determination by the Company (including any person or persons empowered under Section 4(b) hereof to determine the Indemnitee's entitlement to indemnification) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

         (d) It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his or her rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his or her choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other Person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision thereof or (ii) as a result of the Company or any Person contesting the validity or enforceability of this Agreement or any provision thereof as aforesaid.

         7. Liability Insurance and Funding. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, the Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Director or officer of the Company. The Company may, but shall not be required to, create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such amounts as may be necessary to satisfy its obligations to indemnify and advance expenses pursuant to this Agreement.

         8. Merger or Consolidation. In the event that the Company shall be a constituent corporation in a merger, consolidation or other reorganization, the Company shall require as a condition thereto, (a) if it shall not be the surviving, resulting or other corporation therein, the surviving, resulting or acquiring corporation to agree to indemnify the Indemnitee to the full extent provided herein, and (b) whether or not the Company is the surviving, resulting or acquiring corporation therein, the Indemnitee shall also stand in the same position under this Agreement with respect to the surviving, resulting or acquiring corporation as he or she would have with respect to the Company if its separate existence had continued.

         9. Nonexclusivity and Severability. (a) The right to indemnification and advancement of expenses provided by this Agreement shall not be exclusive of any other rights to which the Indemnitee may be entitled under the Certificate of Incorporation,

By-Laws, the DGCL, any other statute, insurance policy, agreement, vote of stockholders of the Company or of the Board or otherwise, both as to actions in his or her official capacity and as to actions in another capacity while holding such office, and shall continue after the Indemnitee has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that to the extent the Indemnitee otherwise would have any greater right to indemnification and/or advancement of expenses under any provision of the Certificate of Incorporation or the By-Laws as in effect on the date hereof, the Indemnitee shall be deemed to have such greater right pursuant to this Agreement; and, provided further, that to the extent that any change is made to the DGCL (whether by legislative action or judicial decision), the Certificate of Incorporation and/or the By-Laws that permits any greater right to indemnification and/or advancement of expenses than that provided under this Agreement as of the date hereof, the Indemnitee shall be deemed to have such greater right pursuant to this Agreement.

         (b) The Company shall not adopt any amendment to the Certificate of Incorporation or By-Laws the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the Certificate of Incorporation, By-Laws, the DGCL or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date upon which the amendment was approved by the Board or the Company's stockholders, as the case may be. Notwithstanding the foregoing, in the event that the Company shall adopt any amendment to the Certificate of Incorporation or By-Laws the effect of which is to so deny, diminish or encumber the Indemnitee's rights to such indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the effective date thereof.

         (c) If any provision or provisions of this Agreement are held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Agreement (including without limitation all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

         11. Modification; Survival. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the death, disability or incapacity of the Indemnitee or the termination of the Indemnitee's service as a director of the Company and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.



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
         12. Certain Interpretations. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he or she shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to herein.



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
         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                            IRI INTERNATIONAL CORPORATION


                                            By__________________________________
                                                [Name]
                                                [Title]



                                            [INDEMNITEE]


                                            ____________________________________
                                                [Name]



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
                                                                       Exhibit 1



                            INDEMNIFICATION STATEMENT




STATE OF _________________)
                          ) SS
COUNTY OF ________________)


         I, ____________________ , being first duly sworn, do depose and say as follows:

         1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated as of ________________, 19 __, between ______________ (the Company"), a Delaware corporation, and the undersigned.

         2. I am requesting indemnification against charges, costs, expenses, including without limitation attorneys' and others' fees and expenses, judgments, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim to which I am a party or am threatened to be made a party.

         3. With respect to all matters related to any such action, suit, proceeding or claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.



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
         4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of
________________________________________________________________________________
___________________________________________.



                                                 ____________________



         Subscribed and sworn to before me, a Notary Public in and for said County and State, this day of , 19 .



                                                 ____________________


[Seal]

         My commission expires the ______ day
         of _____________, 19____.

                                                                       Exhibit 2



                                   UNDERTAKING



STATE OF _________________)
                          ) SS
COUNTY OF ________________)


         I, ____________________ , being first duly sworn, do depose and say as follows:

         1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated as of ________________, 199_, between _________________, (the
"Company"), a Delaware corporation, and the undersigned.

         2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or pending civil or criminal action, suit, proceeding or claim.

         3. I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnification Agreement or otherwise.

         4. The costs, charges and expenses for which advancement is requested are, in general, all expenses related to _______________________________________
________________________________________________________________________________
______________________________.



                                                 ____________________


         Subscribed and sworn to before me, a Notary Public in and for said County and State, this day of , 19 .


                                                 ____________________


[Seal]

        My commission expires the _____ day of _______________, 19__.



                                       14